                                                                    Exhibit 4.1

---------------                                             ---------------
NUMBER                                                      SHARES

FC                                                          FC
---------------                                             ---------------

                                                     CUSIP 141400 10 1
                                            SEE REVERSE FOR CERTAIN DEFINITIONS,
                                                LIMITATIONS AND RESTRICTIONS
                                                        ON TRANSFER
                                    FACTORY
                               CARD OUTLET [LOGO]

                           FACTORY CARD OUTLET CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

     THIS CERTIFIES that









     is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 par value per share, OF

                           FACTORY CARD OUTLET CORP.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The holder hereof by accepting this certificate expressly assents to and is bound by the Amended and Restated Certificate of Incorporation, and any amendments thereto, and the By-Laws of the Corporation, copies of which are on file with the Secretary of the Corporation and the Transfer Agent. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Countersigned and Registered:

     REGISTRAR AND TRANSFER COMPANY
                                   Transfer Agent
                                    and Registrar
By:______________________________________________
                             Authorized Signature

Dated:


Secretary                                                        Chairman

                           FACTORY CARD OUTLET CORP.

     The Corporation will furnish without charge to each stockholder who so requests the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporation or its Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ___________ Custodian ____________
                       (Cust)                 (Minor)
                     under Uniform Gifts to Minors
                     Act_______________________________
                                  (State)

Additional abbreviations may also be used through not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the written Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the written named Corporation with full power of substitution in the premises.

Dated_____________________

NOTICE:_________________________________________________________________________
       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By_____________________________________
  THE SIGNATURE(S) SHOULD BE
  GUARANTEED BY AN ELIGIBLE GUARANTOR
  INSTITUTION (Banks, Stockbrokers,
  Savings and Loan Associations and
  Credit Unions) WITH MEMBERSHIP IN
  AN APPROVED SIGNATURE GUARANTEE
  MEDALLION PROGRAM PURSUANT TO
  S.E.C. RULE 17Ad-15.


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